UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2005

                                REII Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      000-21247              51-0373976
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

               Rua Cotoxo 611-cj63 Sao Paulo-SP- Brazil- 05021-000
--------------------------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code 972 544 816 339

                                   Copies to:

                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 5.01 Changes in Control of Registrant

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On April 29, 2005, Una M. Ricketts, President, Chief Executive Officer and Treasurer of REII Incorporated (the "Company") and Karen Ricketts, Vice-President and Secretary of the Company and the Company entered into a Stock Purchase Agreement with Livorno Investments Ltd. ("Livorno"), pursuant to which Una M. Ricketts and Karen Ricketts sold an aggregate of 3,609,850 shares of the Company's common stock to Livorno. The purchase price for the sale was $400,000, which was paid in cash. Livorno acquired approximately 77.5% of the total outstanding number of shares of common stock of the Company and the 3,609,850 shares represent Livorno's entire beneficial holdings in the Company.

         In connection with the sale of the Company's common stock to Livorno, both Karen Ricketts and Garfield H. Ricketts, Jr. resigned as members of the board of directors of the Company and Una M. Ricketts intends on resigning as a member of the board of directors in the future. In addition, both Una M. Ricketts and Karen Ricketts resigned as officers of the Company. Subsequent to the foregoing resignations, Daniel Ollech was appointed as a member of the board of directors and as the President, Chief Executive Officer, Treasurer and Secretary of the Company.

         Mr. Ollech has been an owner of FHS Eastco do Brasil Ltd., a company involved in the trade and industrialization of instant coffee since 1997. Since 2001 Mr. Ollech has also been a Director, which in Brazil is an executive officer, of UCS Group, a company which provides financing through factoring and securitizations. Mr. Ollech was recently appointed President of UCS Group. Prior to 2001 Mr. Ollech managed his own investment portfolio. Mr. Ollech graduated with a degree in marketing from Escola Superior de Marketing, in 1980.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

10.1 Stock Purchase Agreement dated April 29, 2005 by and among the Company, Una M. Ricketts, Karen Ricketts and Livorno Investments Ltd. (1)


----------------------------------------
(1) Incorporated by reference to the exhibit to the Schedule 13D filed on April 29, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REII Incorporated

Date: May 4, 2005                       /s/ Daniel Ollech
                                        -----------------------------------
                                        Daniel Ollech
                                        President, Chief Executive Officer,
                                        Treasurer and Secretary